UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 21, 2019, YRC Worldwide Inc. operating companies YRC Inc., USF Holland LLC, and New Penn Motor Express LLC (collectively, the “Companies”) and Teamsters National Freight Industry Negotiating Committee (“TNFINC”), the negotiating arm of the International Brotherhood of Teamsters (“IBT”), on behalf of itself and the Teamster Local Unions representing employees covered by the National Master Freight Agreement (“NMFA”), entered into an Extension Agreement to extend the term of the current NMFA to May 31, 2019. The extension is intended to permit the parties to finalize a tentative agreement for a new collective bargaining agreement and permit TNFINC to conduct the ratification process. The Extension Agreement further provides that any economic improvements for covered union employees provided in a new 2019 collective bargaining agreement shall be retroactive to April 1, 2019 unless expressly otherwise agreed by the parties.

Item 8.01	Other Events

On March 21, 2019, the Company reached a tentative agreement in principle for a new collective bargaining agreement with TNFINC. A new collective bargaining agreement will not become effective until it is ratified by the Company’s union employees at a future date, which date has not yet been determined.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Extension Agreement

Forward-Looking Statements

This Current Report on Form 8-K and the attached press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “will,” “would,” “anticipate,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and are subject to significant business, economic, competitive, regulatory and other risks, uncertainties and contingencies, known and unknown, many of which are beyond the Company’s control. It is important to note that the results of future discussions with the IBT and the ratification process with the union employees may be subject to a number of factors, including (among others) those risk factors that are from time to time included in the Company’s reports filed with the SEC, including the Company’s reports on Forms 10-K and 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Brianne L. Simoneau
Brianne L. Simoneau
Vice President and Controller

Date: March 26, 2019